BNY Mellon Global Infrastructure Income ETF
SCHEDULE OF INVESTMENTS
July 31, 2026 (Unaudited)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 98.6%
Australia — 1.9%
APA Group	3,424,959	24,557,638
Canada — 7.6%
Enbridge, Inc.	1,817,730	98,909,616
China — 1.3%
Jiangsu Expressway Co. Ltd., Cl. H	13,877,072	17,199,472
Finland — 2.7%
Fortum OYJ	1,563,695	35,567,620
France — 13.8%
Bouygues SA	994,289	55,906,470
Engie SA	2,006,858	62,738,178
Veolia Environnement SA	815,533	32,416,682
Vinci SA	208,260	29,430,993
		180,492,323
Italy — 7.0%
Enel SpA	4,529,762	51,185,020
Italgas SpA	3,883,011	40,057,446
		91,242,466
Norway — .8%
SFL Corp., Ltd.	899,618	11,101,286
Spain — 12.3%
Aena SME SA(a)	1,662,844	51,159,121
Enagas SA	795,641	15,523,986
Naturgy Energy Group SA	2,807,869	93,769,400
		160,452,507
Sweden — 3.0%
Tele2 AB, Cl. B	2,291,407	39,741,432
United Kingdom — 5.1%
Drax Group PLC	3,484,541	34,635,017
Pennon Group PLC	5,167,825	32,247,540
		66,882,557
United States — 43.1%
American Tower Corp.(b)	179,925	31,191,798
Antero Midstream Corp.	929,994	20,431,968
Clearway Energy, Inc., Cl. C	923,426	29,300,307
Constellation Energy Corp.	84,626	22,235,482
Dominion Energy, Inc.	621,584	42,994,965
Eversource Energy	432,613	30,970,765
Healthpeak Properties, Inc.(b)	4,054,011	88,499,060
Hess Midstream LP, Cl. A	2,527,051	103,179,492
National Health Investors, Inc.(b)	523,376	40,116,770
Omega Healthcare Investors, Inc.(b)	1,790,281	90,641,927
ONEOK, Inc.	448,259	40,706,400
Vistra Corp.	165,190	24,479,506
		564,748,440
Total Equity Securities - Common Stocks (cost $1,214,021,200)		1,290,895,357

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies — .8%
Registered Investment Companies — .8%
BNY Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares(c) (cost $10,923,688)	3.64	10,923,688	10,923,688
Total Investments (cost $1,224,944,888)		99.4%	1,301,819,045
Cash and Receivables (Net)		.6%	7,383,818
Net Assets		100.0%	1,309,202,863

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2026, these securities amounted to $51,159,121 or 3.9% of net assets.

(b)	Investment in real estate investment trust within the United States.
(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Global Infrastructure Income ETF
July 31, 2026 (Unaudited)
The following is a summary of the inputs used as of July 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,290,895,357	—	—	1,290,895,357
Investment Companies	10,923,688	—	—	10,923,688
	1,301,819,045	—	—	1,301,819,045

†	See Schedule of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
BNY Mellon ETF Trust’s (the “Trust”) Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio of investments, subject to the Board’s oversight.
The fund’s equity investments, including shares of REITs and ETFs, if any, (but not including investments in other open-end registered investment companies), generally are valued at the last sales price on the day of valuation of the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations are not readily available or are determined not to reflect fair value accurately, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of investments may be determined by the valuation designee using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
At July 31, 2026, accumulated net unrealized appreciation on investments was $76,874,157, consisting of $91,717,440 gross unrealized appreciation and $14,843,283 gross unrealized depreciation.

At July 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.